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                                                                   Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 6 to the Registration Statement (Reg. No. 333-05037) on Form N-4 of Sun Life (N.Y.) Variable Account C of our reports dated February 9, 2001 accompanying the financial statements of Sun Life (N.Y.) Variable Account C appearing in the Regatta Gold NY Statement of Additional Information and the Futurity NY Statement of Additional Information, which are part of such Registration Statement, to the use of our report dated February 7, 2001 accompanying the financial statements of Sun Life Insurance and Annuity Company of New York, appearing in the Regatta Gold NY Statement of Additional Information and the Futurity NY Statement of Additional Information, which are a part of such Registration Statement, and to the incorporation by reference of our report dated February 7, 2001 appearing in the Annual Report on Form 10-K of Sun Life Insurance and Annuity Company of New York for the year ended December 31, 2000.

We also consent to the references to us under the headings "Accountants" and "Appendix B - Condensed Financial Information - Accumulation Unit Values" in such Prospectuses and under the heading "Financial Statements" in the Statement of Additional Information relating to each of such Prospectuses.

DELOITTE & TOUCHE LLP
Boston, Massachusetts


April 6, 2001